UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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KKR Alternative Corporate Opportunities Fund KKR Alternative Corporate Opportunities Fund P KKR Series Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KKR ALTERNATIVE CORPORATE OPPORTUNITIES FUND
KKR ALTERNATIVE CORPORATE OPPORTUNITIES FUND P
KKR SERIES TRUST with respect to its series KKR Alternative High Yield Fund
(each a "Fund," and collectively, the "Funds")

555 California Street
50th Floor
San Francisco, CA 94104

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

August 13, 2013

To the Shareholders of the Funds:

Notice is hereby given that a Joint Special Meeting of Shareholders (the "Meeting") of the Funds will be held at Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, on September 10, 2013 at 10:00 a.m. (Eastern Time), for the following purposes:

1)  to elect two (2) Trustees to the Board of Trustees of each Fund to serve indefinite terms; and

2)  to transact other such business as may properly come before the Meeting or any postponements or adjournments thereof.

The proposal to elect Trustees is discussed in greater detail in the attached Joint Proxy Statement.

The close of business on August 6, 2013 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN A FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. TO BE COUNTED, YOUR INSTRUCTIONS MUST BE RECEIVED NO LATER THAN 11:59 P.M. EDT ON SEPTEMBER 9, 2013. For more information, please call Okapi Partners LLC, our proxy solicitor, toll-free at 1-855-208-8902.

By Order of the Boards of Trustees of:
KKR Alternative Corporate Opportunities Fund
KKR Alternative Corporate Opportunities Fund P
KKR Series Trust

Nicole J. Macarchuk
Secretary and Vice President

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KKR ALTERNATIVE CORPORATE OPPORTUNITIES FUND
KKR ALTERNATIVE CORPORATE OPPORTUNITIES FUND P
KKR SERIES TRUST with respect to its series KKR Alternative High Yield Fund
(each a "Fund," and collectively, the "Funds")

555 California Street
50th Floor
San Francisco, CA 94104

JOINT SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 10, 2013

JOINT PROXY STATEMENT

INTRODUCTION

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Funds for use at a Joint Special Meeting of Shareholders of the Funds (the "Meeting") to be held on Tuesday, September 10, 2013, at 10:00 a.m. Eastern Time, at Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, and at any postponements or adjournments thereof. Shareholders of each Fund will meet and vote at the Fund's Meeting as to the proposals applicable to such Fund. The Notice of each Fund's Meeting and the Joint Proxy Statement with the accompanying proxy card will be mailed to shareholders on or about August 13, 2013.

Important Notice Regarding Internet Availability of Proxy Materials

This Joint Proxy Statement is available free of charge on the Funds' website at www.myproxyonline.com/KKRfunds.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by Internet or mail, regular employees of KKR Asset Management LLC, any authorized proxy solicitation agent, and officers and employees of U.S. Bancorp Fund Services LLC ("US Bancorp"), each Fund's transfer agent may also solicit proxies by telephone, Internet or in person and will not receive any compensation therefor from the Funds. The expenses incurred in connection with preparing the Joint Proxy Statement and its enclosures will be paid pro rata by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds' Shares (as defined below). The Funds have engaged Okapi Partners LLC ("Okapi"), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The cost of Okapi's services with respect to the Funds is estimated to be approximately $10,000, plus reasonable out-of-pocket expenses.

The Funds' most recent semi-annual reports, including unaudited financial statements for the period ended April 30, 2013, are available upon request, without charge, by writing to the Funds at c/o KKR Asset Management LLC, 555 California Street, 50th Floor, San Francisco, California 94104, by calling the Funds at 1-855-859-3943, or via the Internet at www.kkrfunds.com.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting and has not been revoked, the Shares (as defined below) represented thereby will be voted "FOR" the proposal listed in the

Notice, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting or any postponements or adjournments thereof. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meetings.

The holders of one third of the Shares entitled to vote on any matter at the Meeting present in person or by proxy shall constitute a quorum at the Meeting for purposes of conducting business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the Chairman of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Joint Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment, if proposed by the Chairman of the Meeting, will require the approval of the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against such adjournment.

The close of business on August 6, 2013, has been fixed as the "Record Date" for the determination of shareholders entitled to notice of and to vote at each Fund's Meeting and all postponements or adjournments thereof.

KKR Alternative Corporate Opportunities Fund ("ACOF") has one class of transferable units of beneficial interest, par value $0.001 (the "ACOF Shares"). KKR Alternative Corporate Opportunities Fund P ("ACOF P") has one class of transferable units of beneficial interest, par value $0.001 (the "ACOF P Shares"). KKR Alternative High Yield Fund has three classes of transferable units of beneficial interest, par value $0.001: the Investor Class (the "AHYF Investor Class Shares"), the Institutional Class (the "AHYF Institutional Class Shares") and the KKR Class (the "AHYF KKR Class Shares") (collectively with the ACOF Shares and the ACOF P Shares, the "Shares"). The holders of Shares are each entitled to one vote for each full Share and an appropriate fraction of a vote for each fractional Share held on such matters where such respective Shares are entitled to be cast. As of the Record Date, there were 3,013,303 ACOF Shares; 510,661 ACOF P Shares; 1,550,517 AHYF Investor Class Shares; 122,265 AHYF Institutional Class Shares; and 9,994,841 AHYF KKR Class Shares outstanding.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL (all Funds):
ELECTION OF NOMINEES
TO EACH FUND'S BOARD OF TRUSTEES

Election of Nominees ("Nominees") for each Fund's Board of Trustees (the "Board")

On July 23, 2013, William C. Sonneborn, the Chairman, Trustee, President and Chief Executive Officer of each Fund tendered his resignation from such positions to the Board of Trustees of each Fund effective as of July 23, 2013. As a result of Mr. Sonneborn's resignation, he no longer holds any position with the Funds.

Each Fund's Board of Trustees is currently comprised of three Trustees: Michael E. Cahill, Tobin V. Levy and Jeffrey L. Zlot. Each of Messrs. Levy and Zlot were elected to the Board of Trustees of each Fund by the sole initial shareholder of such Fund in September 2012. Mr. Cahill was appointed to the Board of Trustees of each Fund in March 2013. Suzanne Donohoe was appointed President of the Funds in July 2013. While the Board can ordinarily appoint new Trustees without a shareholder vote, the Board cannot do so if, after such appointment, fewer than two-thirds of the Trustees would have been elected by shareholders. If Ms. Donohoe were appointed to the Board without a shareholder vote, the number of Trustees elected by shareholders would represent fewer than two-thirds of the members of the Board. Accordingly, a shareholder meeting to elect Ms. Donohoe is required. Additionally, the Board believes this is an appropriate time for Mr. Cahill, as an incumbent Trustee who was previously appointed (rather than elected), to stand for election. At a meeting of the Board of Trustees of each Fund held on July 22, 2013, the Board of Trustees, upon the recommendation of each Board's Nominating Committee, determined to submit to a vote of shareholders (i) Mr. Cahill's election as a Trustee of the Funds, and (ii) Ms. Donohoe's election as a Trustee of the Funds. If elected by shareholders at the Meeting, Mr. Cahill and Ms. Donohoe will hold office for indefinite terms. Each Board also determined to appoint Ms. Donohoe Chairman of each Board subject to the election of Ms. Donohoe to the Funds' Boards.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of each of Ms. Donohoe and Mr. Cahill. Ms. Donohoe and Mr. Cahill have indicated his or her consent to serve as a Trustee if approved by shareholders at the Meeting. If Ms. Donohoe or Mr. Cahill declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Each Fund's Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Delaware. Each Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Boards.

The current Trustees of the Funds know of no reason why Ms. Donohoe or Mr. Cahill will be unable to serve.

Information about each Nominee's and Trustee's Experience

Provided below is a brief summary of the specific experience, qualifications, attributes or skills of Ms. Donohoe and Mr. Cahill that warrant their consideration as Nominees for the Board of Trustees of each Fund.

Ms. Donohoe was selected to join the Boards of Trustees based upon the following: her character and integrity; her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and her role with KKR & Co. L.P. (collectively with its affiliates, "KKR") and as President of the Funds.

No factor, by itself, was controlling. In addition to the information provided in the table included below, Ms. Donohoe possesses significant experience as an executive and by virtue of her leadership roles with KKR. Ms. Donohoe is considered to be an "Interested Trustee" because she is the President of the Funds and also holds a position with an affiliate of the Funds' Adviser.

Mr. Cahill was selected to join the Boards of Trustees based upon the following: his character and integrity; his service as a member of other boards of directors; his prior experience as an executive of The TCW Group, Inc. and Trust Company of the West, an international investment management firm; and his willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee. No factor, by itself, was controlling. In addition to the information provided in the table included below, Mr. Cahill possesses significant experience as an investment professional. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the U.S. Securities and Exchange Commission ("SEC"), do not constitute holding out the Boards of Trustees or any Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Boards of Trustees by reason thereof.

Biographical descriptions of each of the Board's Trustees and the Nominees are set forth below.

Nominees

Suzanne Donohoe, President of the Funds, joined KKR in 2009 and is the global head of KKR's Client and Partner Group and a Member of KKR. Ms. Donohoe also serves on the firm's Management Committee and its Risk Committee. Prior to joining KKR, she was with The Goldman Sachs Group, serving as a Partner and the Head of Goldman Sachs Asset Management International. Previously, Ms. Donohoe also led Goldman Sachs Asset Management's client businesses in North America and co-headed GSAM's EMEA business. Ms. Donohoe holds a B.A., magna cum laude, from Georgetown University and an M.B.A from the Wharton School of the University of Pennsylvania. Ms. Donohoe also serves on the New York Board of The Nature Conservancy and as a member of the Board of Advisors for the Dean of the College of Arts and Sciences at Georgetown University.

Michael E. Cahill, an Independent Trustee, served as Executive Vice President from 2008 to 2013 and Managing Director and General Counsel from 1991 to 2013 of The TCW Group, Inc. and Trust Company of the West, an international investment management firm. Mr. Cahill previously worked at Act III Communications in Los Angeles from 1988 to 1991, where he was Senior Vice President and General Counsel. Earlier in his career, Mr. Cahill was in private corporate law practice at O'Melveny and Myers LLP in Los Angeles and at Shenas, Robbins, Shenas & Shaw in San Diego. Mr. Cahill currently serves on the Board of Trustees of Southwestern Law School in Los Angeles. Mr. Cahill is a member of the bars of the state of California and of the Province of Ontario and is admitted to various courts, including the U.S. Supreme Court. Mr. Cahill holds a B.A. from Bishops University, a J.D. from Osgoode Hall Law School, York University and an LL.M. from Harvard University.

Trustees That Are Not Nominees

Tobin V. Levy, an Independent Trustee, was previously employed by Goldman Sachs & Co. for 13 years where he served as a Managing Director and Chief Financial Officer of the Hedge Fund Strategies Group. While at Goldman Sachs & Co., Mr. Levy established and managed Goldman Sachs Bank USA, a $20 billion Goldman Sachs bank subsidiary of which he was Chairman and Chief Executive Officer. Prior to that, Mr. Levy was employed by Caisse Nationale de Credit Agricole for 10 years in a variety of roles, including as a Member of the Executive Committee. Earlier in his career, Mr. Levy held management roles at Norwest Bank and First Pennsylvania Corporation. Before Mr. Levy began his career, he was a First Lieutenant in the U.S. Army from 1968-1971. Mr. Levy currently serves as a Trustee of the Borough of Princeton Housing Authority and as Treasurer and Head of the Investment Committee for Princeton Public Library. Mr. Levy holds a B.S. in Economics from the University of Pennsylvania and an M.B.A. from Wharton at the University of Pennsylvania.

Jeffrey L. Zlot, an Independent Trustee, has served as the Managing Director of The Presidio Group LLC, an investment consultant and banking firm, since 1997. Mr. Zlot was previously the Chief Compliance Officer of Presidio Merchant Partners, LLC, a wholly-owned subsidiary of The Presidio Group LLC. Mr. Zlot served as Chief Financial Officer of The Presidio Group LLC from 1997 to 2007. Previously, he worked as a Research Analyst at Peter Hart Research Associates. Mr. Zlot also serves as a founding member of the Business Leadership Council of Jewish Community Federation of San Francisco. Mr. Zlot holds a B.A. in Government from Colby College and is a Certified Financial Planner.

Additional Information about each Trustee/Nominee and the Funds' Officers

Set forth in the table below are the Nominees, Trustees and officers of the Funds, as well as their age, information relating to their respective positions held with each Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Trustees/Nominees of the Funds
Name, Age and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee/ Nominee(2)	Other Directorships Held by Trustee/Nominee(3)
Interested Trustee/Nominee
Suzanne Donohoe (42)*	Nominee and President	President since July 2013	Global head of KKR's Client and Partner Group and Member of KKR (Since 2009); Head of Goldman Sachs Asset Management International (2008-2009); Head of Goldman Sachs Asset Management client business in North America (2006-2008).	1	None.
Independent Trustees/Nominees
Michael E. Cahill (62)	Trustee	Since March 2013	Executive Vice President (2008-2013) and Managing Director and General Counsel (1991-2013), The TCW Group, Inc. and Trust Company of the West (financial services firm).	4	None.

Name, Age and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee/ Nominee(2)	Other Directorships Held by Trustee/Nominee(3)
Independent Trustees/Nominees
Tobin V. Levy (69)	Trustee	Since September 2012	Executive Vice President & Chief Financial Officer, Local Initiatives Support Corporation (non-profit support and resources) (since 2011).	4	AloStar Bank of Commerce.
Jeffrey L. Zlot (42)	Trustee	Since September 2012	Managing Director, The Presidio Group LLC (investment consultant and investment banking) (since Dec. 1997).	4	None.

*  Ms. Donohoe is considered to be an "Interested Trustee" because she is the President of the Funds and also holds a position with an affiliate of the Adviser.

(1)  Each Trustee may be contacted by writing to the Trustee, c/o KKR Asset Management LLC, 555 California Street, 50th Floor, San Francisco, California 94104, Attn: General Counsel.

(2)  The Fund Complex is comprised of the following registered investment companies: ACOF, ACOF P, KKR Series Trust and KKR Income Opportunities Fund.

(3)  This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act").

No Trustee or Nominee who is not an interested person of the Funds, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Officers of the Funds
Name, Age and Address	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Suzanne Donohoe (42) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	President	Since July 2013

Global head of KKR's Client and Partner Group and Member of KKR (Since 2009); Head of Goldman Sachs Asset Management International (2008-2009); Head of Goldman Sachs Asset Management client business in North America (2006-2008).

Name, Age and Address	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael R. McFerran (41) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	Treasurer and Chief Financial Officer	Since September 2012	Chief Financial Officer, KKR Asset Management LLC (2005-present); Chief Financial Officer (2010-present) and Chief Operating Officer (2008-present), KKR Financial Holdings LLC.
Annette O'Donnell-Butner (44) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	Chief Compliance Officer	Since September 2012	Chief Compliance Officer, KKR Asset Management LLC (2009-present); Deputy Director of Compliance, Lehman Brothers (2000-2009).
Nicole J. Macarchuk (44) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	Secretary and Vice President	Since September 2012

General Counsel, KKR Asset Management LLC (2010-present) ; General Counsel and Secretary, KKR Financial Holdings LLC (2010-present); Co-General Counsel, Och-Ziff Capital Management Group LLC (2005-2010).

Koji E. Felton (51) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	Assistant Secretary	Since March 2013	Counsel, KKR Asset Management LLC (2013-present); Counsel, Dechert LLP (2011-2013); Senior Vice President and Deputy General Counsel, Mutual Funds, Charles Schwab & Co., Inc. (1998-2011).

Compensation of Trustees

Each Trustee who is not an employee of the Adviser is compensated by an annual retainer and meeting fees. The table below sets forth the compensation structure for the Independent Trustees of each Fund:

Retainer	$27,000
In-Person Meeting Fees (total annual fee; assumption of quarterly meetings)	$14,000
Telephonic Meeting Fees (total annual fee)	$2,500
Committee Meeting Fees (excluding Audit Committee)	$4,500
Audit Committee Meeting Fee	$4,000

The Funds adopted a deferred compensation plan (the "Plan") in May 2013 pursuant to which the Independent Trustees may elect to defer part or all of the fees earned for serving as Trustees of the Funds.

The following is an estimate of the total compensation to be paid to the Trustees/Nominees during the fiscal year ending October 31, 2013:

	Compensation(1)
Name of Trustee/Nominee	Aggregate Compensation From ACOF	Aggregate Compensation From ACOF P	Aggregate Compensation From KKR Series Trust	Total Compensation From Fund Complex Paid to Trustees/Nominees(4)
Interested Trustee/Nominee
Suzanne Donohoe(2)	$0	$0	$0	$0
Independent Trustees/Nominees
Michael E. Cahill(3)	$10,937.50	$10,937.50	$10,937.50	$39,625.00
Tobin V. Levy(3)	$15,270.83	$15,270.83	$15,270.83	$52,000.00
Jeffrey L. Zlot(3)	$15,270.83	$15,270.83	$15,270.83	$52,000.00

(1)  Includes all amounts paid for serving as Trustee of the Fund, as well as serving as chairperson of a committee.

(2)  Ms. Donohoe, as an Interested Trustee, is not compensated by a Fund or the Fund Complex for her services.

(3)  Participant in the Plan. Fiscal year 2013 compensation directed to the Plan consisted of $27,250.00, $8,043.77 and $6,187.52 , allocated on behalf of Messrs. Cahill, Levy and Zlot, respectively, pursuant to the Plan.

(4)  The Fund Complex is comprised of the following registered investment companies: ACOF, ACOF P, KKR Series Trust and KKR Income Opportunities Fund.

ACOF's Board of Trustees has met six times, ACOF P's Board of Trustees has met six times and KKR Series Trust's Board has met six times since each Fund's inception. Each Trustee then serving in such capacity attended at least 75% of the meetings of the Board and of any Committee of which he or she is a member.

Board Committees

In addition to serving on the Board, the Independent Trustees also serve on the following committees which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of each committee. The Board may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in each Fund's best interest.

Audit Committee. The members of each Fund's Audit Committee are Michael E. Cahill, Tobin V. Levy and Jeffrey L. Zlot, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Tobin V. Levy serves as chairman of each Fund's Audit Committee. Each Board has determined that Mr. Levy is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Each Fund's Audit Committee operates pursuant to a written charter and meets periodically as necessary. Copies of the Audit Committees' charters are attached hereto as Appendix A. Each Audit Committee is responsible for selecting, engaging and discharging each Fund's independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with each Fund's independent registered public accounting firm, approving professional services provided by each Fund's independent registered public accounting firm (including compensation therefor), reviewing the independence of each Fund's independent registered public accounting firm and reviewing the adequacy of each Fund's internal controls over financial reporting.

ACOF's Audit Committee has met five times, ACOF P's Audit Committee has met five times and KKR Series Trust's Audit Committee has met five times since each Fund's inception. None of the members of the Audit Committee is an "interested person" of the Fund.

Nominating Committee. The members of each Fund's Nominating Committee are Michael E. Cahill, Tobin V. Levy and Jeffrey L. Zlot, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Jeffrey L. Zlot serves as chairman of each Fund's Nominating Committee. Each Fund's Nominating Committee operates pursuant to a written charter and meets periodically as necessary. Copies of the Nominating Committees' charters are attached hereto as Appendix B. Each Nominating Committee is responsible for selecting, researching, and nominating trustees for election by shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and Fund management. Each Nominating Committee will consider proposed nominations for trustees by shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Chief Executive Officer of the Fund, as the Nominating Committee deems appropriate.

ACOF's Nominating Committee has met three times, ACOF P's Nominating Committee has met three times and KKR Series Trust's Nominating Committee has met three times since each Fund's inception. None of the members of the Nominating Committee is an "interested person" of the Fund.

Board Leadership Structure

Each Board is currently composed of three Trustees, all of whom are Independent Trustees. Each Fund's business and affairs are managed under the direction of its Board. Among other things, the Board sets broad policies for each Fund and approves the appointment of each Fund's Administrator and officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of each Fund's day-to-day affairs.

Under each Fund's By-Laws, the Board may designate one of the Trustees as chair to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. Each Board does not, at the present time, have a lead Independent Trustee; each Board has determined that the compositions of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise. Each Board believes that flexibility to determine its chairman and to recognize its leadership structure is in the best interests of each Fund and its shareholders at this time.

All of the Independent Trustees play an active role on each Board. The Independent Trustees compose a majority of each Board and will be closely involved in all material deliberations related to each Fund. Each Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to each Fund and its shareholders. The Independent Trustees are expected to meet separately (i) as part of each regular Board meeting and (ii) with the Fund's chief compliance officer, as part of at least one Board meeting each year.

Each Board believes that its leadership structure is the optimal structure for each Fund at this time. Each Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of each Fund.

Board Role in Risk Oversight

The Trustees meet periodically throughout the year to discuss and consider matters concerning each Fund and to oversee each Fund's activities, including its investment performance, compliance program and risks associated with its activities. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Each Board implements its risk oversight function both as a whole and through its committees. Each Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with each Fund's activities. In the course of providing oversight, each Board and its committees will receive reports on each Fund's and the Adviser's activities, including reports regarding the Fund's investment portfolio and financial accounting and reporting. Each Board also receives a quarterly report from each Fund's chief compliance officer, who reports on the Fund's compliance with the federal and state securities laws and its internal compliance policies and procedures as well as those of the Adviser, Administrator and transfer agent. Each Audit Committee's meetings with each Fund's independent registered public accounting firm also contribute to its oversight of certain internal control risks. In addition, each Board meets periodically with the Adviser to receive reports regarding each Fund's operations, including reports on certain investment and operational risks, and the Independent Trustees will be encouraged to communicate directly with senior members of Fund management.

Each Board believes that this role in risk oversight is appropriate. Each Board believes that each Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect each Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund, the Adviser and the Fund's other service providers.

Shareholder Communications

Shareholders may send communications to each Board. Shareholders should send communications intended for the Boards by addressing the communication directly to each Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for each Board (or individual Trustees) and by sending the communication to either the Fund's office or directly to such Trustee(s) at the address specified for such Trustee above. Other shareholder communications received by each Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Codes of Ethics

Each Fund and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by each Fund, so long as such investments are made in accordance with the code's requirements. You may read and copy these codes of ethics at the SEC's Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the codes of ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Audit Committee Reports

Each Audit Committee acts according to an Audit Committee charter. Tobin V. Levy serves as Chair of the Audit Committee of each Fund's Board of Trustees. The Audit Committee is responsible for assisting the Board of Trustees of the Funds in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of each Fund, including, but not limited to, the adequacy of each Fund's accounting and financial reporting processes, policies and practices; the integrity of each Fund's financial statements; the adequacy of each Fund's overall system of internal controls; each Fund's compliance with legal and regulatory requirements; the qualification and independence of each Fund's independent registered public accounting firm; the performance of each Fund's internal audit function provided by the Adviser and each Fund's other service providers; and the review of the report required to be included in the Funds' annual proxy statement by the rules of the SEC. The Audit Committee is also required to prepare an audit committee report to be included in the Funds' annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. Each Audit Committee operates pursuant to a charter that was most recently reviewed and approved by each Fund's Board of Trustees on September 14, 2012. Copies of the Audit Committees' charters are attached hereto as Appendix A. As set forth in the charters, the function of the Audit Committee is oversight; it is the responsibility of the Adviser to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent registered public accounting firm is ultimately accountable to each Fund's Board of Trustees and Audit Committee, as representatives of each Fund's shareholders. The independent registered public accounting firm for the Funds reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on December 14, 2012, each Audit Committee reviewed and discussed with management of each Fund and the independent registered public accounting firm, Deloitte & Touche LLP ("Deloitte"), the audited financial statements of each Fund as of and for the fiscal year ended October 31, 2012, and discussed the audit of such financial statements with the independent registered public accounting firm.

Each Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with the management of each Fund; (b) discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T; (c) received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as adopted by the PCAOB in Rule 3600T, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

The members of each Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund's independent registered public accounting firm. Accordingly, each Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of each Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Funds' independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charters and those discussed above, each Audit Committee recommended to the Funds' Board of Trustees that each Fund's audited financial statements be included in the Funds' Annual Report for the fiscal year ended October 31, 2012.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND'S BOARD OF TRUSTEES
Tobin V. Levy, Audit Committee Chairman
Michael E. Cahill
Jeffrey L. Zlot

Other Board Related Matters

The Funds do not require Trustees to attend their Annual Meetings of Shareholders.

REQUIRED VOTE

The election of each of Ms. Donohoe and Mr. Cahill for Trustee of each Fund requires the affirmative vote of a plurality of the votes cast by holders of shares of beneficial interest of each Fund represented at the Meeting, if a quorum is present.

ACOF and ACOF P are part of a "master-feeder" fund structure under which ACOF P invests substantially all of its assets in ACOF, and ACOF pursues the Funds' common investment objective. As an interestholder in ACOF, ACOF P, in accordance with the 1940 Act, is "passing-through" to its shareholders the vote with respect to each Nominee, and will vote its interests in ACOF "FOR" or "AGAINST" the proposal in the same proportion as the votes received from its own shareholders. In this manner, the vote of an ACOF P shareholder will apply directly to ACOF P, and indirectly to ACOF.

EACH FUND'S BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH FUND'S RESPECTIVE NOMINEES.

NOMINEE/TRUSTEE BENEFICIAL OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee/Nominee in the investment portfolios of each Fund and the KKR Fund Complex as of August 9, 2013:

Name of Trustee/Nominee	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee/Nominee in Family of Investment Companies
KKR Alternative Corporate Opportunities Fund
Interested Trustee/Nominee
Suzanne Donohoe	None.	None.
Independent Trustees/Nominees
Michael E. Cahill(1)	$1-$10,000	$10,001-$50,000
Tobin V. Levy(1)	$1-$10,000	$1-$10,000
Jeffrey L. Zlot(1)	$1-$10,000	$1-$10,000
KKR Alternative Corporate Opportunities Fund P
Interested Trustee/Nominee
Suzanne Donohoe	None.	None.
Independent Trustees/Nominees
Michael E. Cahill(1)	$1-$10,000	$10,001-$50,000
Tobin V. Levy(1)	$1-$10,000	$1-$10,000
Jeffrey L. Zlot(1)	$1-$10,000	$1-$10,000
KKR Series Trust with respect to its series KKR Alternative High Yield Fund
Interested Trustee/Nominee
Suzanne Donohoe	None.	None.
Independent Trustees/Nominees
Michael E. Cahill(1)	$1-$10,000	$10,001-$50,000
Tobin V. Levy(1)	$1-$10,000	$1-$10,000
Jeffrey L. Zlot(1)	$1-$10,000	$1-$10,000

(1) Includes the total amount of compensation deferred by the Trustee at his or her election pursuant to the Plan. Such deferred compensation is placed in a deferral account and deemed to be invested in the KKR Funds that are offered under the Plan.

As of August 9, 2013, the Nominees, Trustees and officers of the Funds as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

FIVE PERCENT SHAREHOLDERS

As of August 1, 2013, management knew of the following persons or entities who owned beneficially 5% or more of the outstanding shares of beneficial interest of any class of each Fund:

KKR Alternative Corporate Opportunities Fund

Name and Address of Beneficial Owner(1)	Amount of Beneficial Ownership		Percent of Class(2)
KKR Fund Holdings L.P.; KKR Fund Holdings GP Limited; KKR Group Holdings L.P.; KKR Group Limited; KKR & Co. L.P.; KKR Management LLC; Henry R. Kravis; and George R. Roberts	2,510,000	(3)	84.69%
KKR Alternative Corporate Opportunities Fund P	453,637		15.31%

(1) Shareholders may be contacted c/o KKR Alternative Corporate Opportunities Fund, 555 California Street, 50th Floor, San Francisco, CA 94104.

(2) Percent of class is based on the number of shares outstanding as of August 1, 2013.

(3) KKR Fund Holdings GP Limited is a general partner of KKR Fund Holdings L.P. KKR Group Holdings L.P. is the sole shareholder of KKR Fund Holdings GP Limited and a general partner of KKR Fund Holdings L.P. KKR Group Limited is the general partner of KKR Group Holdings L.P. KKR & Co. L.P. is the sole shareholder of KKR Group Limited. KKR Management LLC is the general partner of KKR & Co. L.P. Each of Messrs. Kravis and Roberts is a director of KKR Fund Holdings GP Limited and KKR Group Limited, and an officer of KKR Management LLC. Messrs. Kravis and Roberts are the designated members of KKR Management LLC.

KKR Alternative Corporate Opportunities Fund P

Name and Address of Beneficial Owner(1)	Amount of Beneficial Ownership	Percent of Class(2)
Preston H. Haskell III Irrevocable Dynasty Trust Elizabeth Rushton Callaghan TR U/A 06/22/2000	99,333	21.56%
Ina Milton	34,973	7.59%
Preston H. Haskell	29,800	6.47%
Haskell Family Income Fund LLC	29,800	6.47%
Jeffrey D. Saper & Vivian E. Saper Trust Jeffrey D. Saper & Vivian E. Saper TR U/A 03/14/1985	24,592	5.34%

(1) Shareholders may be contacted c/o KKR Alternative Corporate Opportunities Fund P, 555 California Street, 50th Floor, San Francisco, CA 94104.

(2) Percent of class is based on the number of shares outstanding as of August 1, 2013.

KKR Series Trust with respect to its series KKR Alternative High Yield Fund

Name of Class	Name and Address of Beneficial Owner (1)	Amount of Beneficial Ownership	Percent of Class(2)
Investor Class	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds	1,439,714	92.77%
Investor Class	KKR Management Holdings LP c/o Kohlberg Kravis Roberts & Co.	100,705	6.49%
Institutional Class	KKR Management Holdings LP c/o Kohlberg Kravis Roberts & Co.	100,705	82.37%
Institutional Class	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds	21,560	17.63%
KKR Class	KKR Management Holdings LP c/o Kohlberg Kravis Roberts & Co.	9,994,841	100.00%

(1) Shareholders may be contacted c/o KKR Alternative High Yield Fund at 555 California Street, 50th Floor, San Francisco, CA 94104.

(2) Percent of class is based on the number of shares outstanding as of August 1, 2013.

ADDITIONAL INFORMATION

To request a copy of each Fund's prospectus, statement of additional information, semi-annual report or annual report, without charge, please call 1-855-859-3943 or write to U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701 (Express Mail Address: c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202).

Independent Registered Public Accounting Firm

Deloitte & Touche LLP ("Deloitte"), 555 Mission Street, San Francisco, California 94105, serves as each Fund's independent registered public accounting firm for the Funds' fiscal year ended October 31, 2012. None of the Funds knows of any direct financial or material indirect financial interest of Deloitte in any Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table sets forth for each Fund the aggregate fees billed by Deloitte for each Fund for the period from July 16, 2012 (inception) to October 31, 2012, as a result of professional services rendered for:

(1) Audit Fees for professional services provided by Deloitte for the audit of the Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under "Audit Fees";

(3) Tax Fees for professional services by Deloitte for tax compliance, tax advice and tax planning; and

(4) All Other Fees for products and services provided by Deloitte other than those services reported in above under "Audit Fees," "Audit Related Fees" and "Tax Fees".

KKR Alternative Corporate Opportunities Fund

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
July 16, 2012 (inception) to October 31, 2012 $ 5,000	July 16, 2012 (inception) to October 31, 2012 $ -	July 16, 2012 (inception) to October 31, 2012 $ 8,654	July 16, 2012 (inception) to October 31, 2012 $ -

KKR Alternative Corporate Opportunities Fund P

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
July 16, 2012 (inception) to October 31, 2012 $ 5,000	July 16, 2012 (inception) to October 31, 2012 $ -	July 16, 2012 (inception) to October 31, 2012 $ 8,654	July 16, 2012 (inception) to October 31, 2012 $ -

KKR Series Trust

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
July 16, 2012 (inception) to October 31, 2012 $ 10,000	July 16, 2012 (inception) to October 31, 2012 $ -	July 16, 2012 (inception) to October 31, 2012 $ 8,654	July 16, 2012 (inception) to October 31, 2012 $ -

Each Fund's Audit Committee Charter requires that the Audit Committee pre-approve (i) all audit and non-audit services that the Fund's independent auditors provide to the Fund, and (ii) all non-audit services that the Fund's independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee. All of the audit, audit-related, tax and other services described above for which Deloitte billed each Fund fees for the fiscal year ended October 31, 2012 were pre-approved by the Audit Committee.

The Investment Adviser and Administrator

KKR Asset Management LLC is each Fund's investment adviser.

U.S. Bancorp Fund Services LLC is the administrator for each Fund, and its business address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Distributor

Quasar Distributors, LLC is the distributor for each Fund, and its business address is 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of the reports filed with the SEC and upon representations that no applicable forms were required to be filed pursuant to Section 16(a) of the 1934 Act, each Fund believes that during the fiscal year ended October 31, 2012, all Section 16(a) filing requirements applicable to the Fund's officers, Trustees and greater than 10% beneficial owners were complied with.

Broker Non-Votes and Abstentions

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for a particular Nominee is necessary for the election of a Nominee.

For the purpose of electing Nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of each Fund's quorum.

Shareholders of each Fund will be informed of the voting results of the Meeting in each Fund's Annual Report dated October 31, 2013.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of each Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to a Fund's Board of Trustees, to committees of the Board or to specified individual Trustees in care of the Secretary of the relevant Fund, 555 California Street, 50th Floor, San Francisco, California 94104. All shareholder communications received by the Secretary will be forwarded promptly to the relevant Board of Trustees, the relevant Board of Trustees' committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board of Trustees, officers, shareholders or other matters relating to an investment in a Fund or is purely ministerial in nature.

Persons to be Named as Proxies

The Board has named Nicole J. Macarchuk, Koji E. Felton and Michael R. McFerran to serve as proxies (with full power of substitution) who are authorized to vote shares of a Fund owned by record shareholders.

SHAREHOLDER PROPOSALS

Each Fund is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by each Board. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of his or her respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting. The proposals should be sent to each respective Fund at its address stated on the first page of this Joint Proxy Statement.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND A MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

AUDIT COMMITTEE CHARTER
KKR SERIES TRUST
KKR ALTERNATIVE CORPORATE OPPORTUNITIES FUND
KKR ALTERNATIVE CORPORATE OPPORTUNITIES FUND P
KKR INCOME OPPORTUNITIES FUND

I.   Audit Committee Membership and Qualifications

The Audit Committee (the "Audit Committee" or "Committee") of KKR Series Trust, KKR Alternative Corporate Opportunities Fund, KKR Alternative Corporate Opportunities Fund P and KKR Income Opportunities Fund (each a "Trust" and collectively, the "Trusts") shall consist of at least two members appointed by the Boards of Trustees of the Trusts (the "Board"). The Board may replace members of the Audit Committee for any reason.

No member of the Audit Committee shall be an "interested person" of the Trusts, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), nor shall any member receive any compensation from the Trusts except compensation for service as a member of the Board or a committee of the Board. With respect to KKR Alternative Corporate Opportunities Fund, KKR Alternative Corporate Opportunities Fund P and KKR Income Opportunities Fund (each a "Closed-end Fund" and collectively, the "Closed-end Funds"), each member of the Audit Committee must also meet the independence and experience requirements as they may be adopted and modified from time to time by the New York Stock Exchange (the "NYSE"). For any Closed-end Fund that is listed on the NYSE, no member of the Committee may serve on the audit committees of more than three public companies (including the audit committees of those funds that are registered pursuant to the Investment Company Act and managed by KKR Asset Management LLC (the "Adviser"), with such audit committees deemed for these purposes to be the audit committee of a single public company), unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. If such a determination is made by the Board, the listed Closed-end Fund must disclose it on the fund's website, in its annual proxy statement (if any), or in the fund's annual report.

Each member of the Audit Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. The Board may presume that an "audit committee financial expert" as defined in Item 3 of Form N-CSR ("ACFE") satisfies the requirement in the foregoing sentence. The Board shall determine annually whether any member of the Audit Committee is an ACFE. The Committee's composition shall meet such other regulatory requirements relating to audit committees established from time to time by the U.S. Securities and Exchange Commission and any other applicable governmental entity or self-regulatory organization or law to which the Trusts are subject.

II.   Purposes of the Audit Committee

The purposes of the Audit Committee are:

A.  to oversee the accounting and financial reporting processes of each Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

B.  to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of each Trust's financial statements and the independent audit thereof;

C.  to oversee, or, as appropriate, assist Board oversight of, each Trust's compliance with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal control over financial reporting and independent audits;

D.  to approve prior to appointment the engagement of each Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors;

E.  to act as a liaison between each Trust's independent auditors and the full Board;

F.  to assist Board oversight of each Trust's internal audit function (if any).

The independent auditors for the Trusts shall report directly to the Audit Committee.

III.  Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

A.  to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on each Trust's financial statements, to recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act) the selection, retention or termination of the Trust's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

1.  all relationships between the independent auditor and each Trust, including each non-audit service provided to the Trust, consistent with Independence Standards Board Standard No. 1;

2.  any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

3.  the audit firm's internal quality-control procedures.

B.  to approve prior to appointment the engagement of the auditor to provide other audit services to each Trust or to provide non-audit services to the Trust, any of its investment advisers or any entity controlling, controlled by, or under common control with such an investment adviser ("adviser affiliate") that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust;

C.  to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of each Trust's auditors to provide any of the services described in B above;

D.  to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring preapproval by the Audit Committee are identified and referred to the Committee in a timely fashion;

E.  to consider whether the non-audit services provided by each Trust's auditor to the Trust's investment adviser(s) or any adviser affiliate that provides ongoing services to the Trust, which services were not preapproved by the Audit Committee, are compatible with maintaining the auditor's independence;

F.  to review the arrangements for and scope of the annual audit and any special audits;

G.  to review and approve the fees proposed to be charged to the Trust by the auditors for each audit and non-audit service;

H.  to consider information and comments from the auditors with respect to each Trust's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Trust's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Trust's accounting and financial reporting;

I.  to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, each Trust's financial statements, including any adjustments to such statements recommended by the auditors, to review the auditors' opinion on the Trust's financial statements and to review and discuss with management and the independent auditor the Trust's annual audited financial statements and other periodic financial statements, including any disclosures under "Management's Discussion of Fund Performance";

J.  to resolve disagreements between management and the auditors regarding financial reporting;

K.  to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto;

L.  to review with each Trust's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trust's internal control over financial reporting;

M.  to establish, or confirm the establishment of, procedures for the receipt, retention and treatment of complaints received by each Trust relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Trust, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Trust of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

N.  to review in a general manner, but not as a committee to assume responsibility for, each Trust's processes with respect to risk assessment and risk management;

O.  to set clear policies relating to the hiring by entities within each Trust's investment company complex1 of employees or former employees of the independent auditors;

P.  to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with each Trust's accounting or financial reporting;

1  "Investment company complex" includes:

•  the fund and its investment adviser or sponsor;

•  any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity: (i) is an investment adviser or sponsor; or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

•  any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the two bullet points above.

An investment adviser, for these purposes, does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser. Sponsor refers to the sponsor of a unit investment trust.

Q.  to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

R.  to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter;

S.  with respect to the Closed-end Funds only, review and discuss each Trust's audited annual financial statements and unaudited semiannual reports with the Adviser and, in the case of the audited financials, the independent auditors, including each Trust's disclosures under "Management's Discussion of Fund Performance";

T.  with respect to the Closed-end Funds only, consider and, if appropriate, recommend the publication of each Fund's annual audited financial statements in the Trust's annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Trust's officers and the Adviser; and (if applicable) prepare the audit committee report required to be included in the Trust's proxy statement for its annual meeting of shareholders (if such meeting is required by law);

U.  with respect to the Closed-end Funds only, at least annually, obtain and review a report by each Fund's independent auditors describing: (i) the independent auditors' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with such issues; and (iii) (to assess the independent auditors' independence) all relationships between the independent auditor and the Trust;

V.  with respect to the Closed-end Funds only, discuss in general each Trust's periodic earnings releases, as well as any financial information and earnings guidance provided to analysts and rating agencies;

W.  with respect to the Closed-end Funds only, discuss policies with respect to risk assessment and risk management;

X.  with respect to the Closed-end Funds only, review hiring policies of the Adviser and the Trusts, if any, for employees and former employees of the Trusts' independent auditors; and

Y.  with respect to the Closed-end Funds only, prepare an annual performance evaluation of the Committee for the Board's review.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, the authority to obtain specialized training for Audit Committee members, at the expense of the Trusts, as appropriate, and ordinary administrative expenses of the Audit Committee.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV.  Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, each Trust's management is responsible for: (i) the preparation, presentation and integrity of the Trust's financial statements; (ii) the maintenance of appropriate accounting and financial reporting principles and policies; and (iii) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of each Trust's service providers, including the auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Trust's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of each Trust's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Trusts and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging his or her duties, a member of the Audit Committee is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (i) one or more officers of the Trusts whom the trustee reasonably believes to be reliable and competent in the matters presented; (ii) legal counsel, public accountants, or other persons as to matters the trustee reasonably believes are within the person's professional or expert competence; or (iii) a Board committee of which the trustee is not a member.

V.  Operations of the Audit Committee

A.  The Audit Committee shall meet on a regular basis and at least quarterly, and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

B.  Audit Committee members may attend Committee meetings telephonically (although they are encouraged to attend in person), and the Committee may act by written consent, to the extent permitted by law and by each Trust's By-Laws.

C.  The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

D.  The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Trust management, the Trusts' internal auditors or other personnel responsible for the Trusts' internal audit function (if any) and the Trusts' independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Trusts' investment adviser and with entities that provide significant accounting or administrative services to the Trusts to discuss matters relating to the Trusts' accounting and compliance as well as other Trust related matters.

E.  The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

F.  The Audit Committee may select one of its members to be the chair and may select a vice chair.

G.  A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

H.  The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

I.  The Audit Committee shall evaluate its performance at least annually.

Approved:  September 14, 2012

Amended:  March 25, 2013

APPENDIX B

NOMINATING COMMITTEE CHARTER
KKR SERIES TRUST
KKR ALTERNATIVE CORPORATE OPPORTUNITIES FUND
KKR ALTERNATIVE CORPORATE OPPORTUNITIES FUND P
KKR INCOME OPPORTUNITIES FUND

This document (this "Charter") constitutes the Charter of the Nominating Committee (the "Committee") of the Boards of Trustees (the "Board") of KKR Series Trust, KKR Alternative Corporate Opportunities Fund, KKR Alternative Corporate Opportunities Fund P and KKR Income Opportunities Fund (each a "Trust" and collectively, the "Trusts"). The Committee is established by the Board to select and nominate persons for election as Trustees of the Trusts.

I.  Organization. Only members of the Board who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the relevant Trust ("Disinterested Trustees") may serve as members of the Committee. The Committee shall be composed of at least two members, and each member shall be appointed by the Board. The compensation of the members of the Committee shall be determined by the Board.

II.  Meetings

A.  The Committee shall meet only as necessary or appropriate and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means.

B.  The Committee may meet either on its own or in conjunction with Board meetings; members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and a Trust's governing documents.

C.  The Committee may select one of its members to be the chair and may select a vice chair.

D.  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

E.  The Committee shall prepare and retain minutes of its meetings.

III.  Committee Purpose. The purpose of the Committee is to select and nominate persons for election as Trustees of the Trusts.

IV.  Identification and Evaluation of Potential Nominees. In identifying and evaluating a person as a potential nominee to serve as a Trustee of the Trusts, the Committee shall consider among other factors it may deem relevant:

A.  the contribution which the person can make to the Board, with consideration being given to the person's business and professional experience, education, skills, judgment, and such other factors as the Committee may consider relevant;

B.  the character and integrity of the person;

C.  whether or not the person is a Disinterested Trustee and whether the person and is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Trusts;

D.  whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Trust management, the investment adviser or manager of the Trusts, Trust service providers or their affiliates;

E.  whether or not the person is financially literate and/or is an "audit committee financial expert" as defined in Item 3 of Form N-CSR;

F.  whether or not the person serves on boards of, or is otherwise affiliated with, financial service organizations, their related investment company complexes or other public companies;

G.  whether or not the person is willing to serve, and willing and able to commit the time necessary for, the performance of the duties of a Trustee of, the Trusts;

H.  whether or not the selection and nomination of the person would be consistent with the requirements of any applicable Trust retirement policies; and

I.  whether or not the selection and nomination of the person would contribute to Board diversity, including with respect to differences of viewpoint, professional experience, education, skill and other individual qualities and attributes.

While the Committee is solely responsible for the selection and nomination of each Trust's Trustees, the Committee shall review and consider nominations for the office of Trustee made by management and by Trust shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Chief Executive Officer of each Trust, as the Trustees deem appropriate.

V.  Duties and Powers. To carry out the purpose specified in Section III above, the Committee shall have the following duties and powers:

A.  if deemed appropriate and necessary, the sole responsibility to select, retain and terminate a search firm to assist the Committee in identifying Trustee candidates, including sole authority to approve all such search firm's fees and other retention terms;

B.  to report its activities to the Board as necessary;

C.  after determination by the Committee that a person should be selected and nominated as a Trustee of the Trusts, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, separately to all the Disinterested Trustees for their consideration; and

D.  to perform such other functions and to have such other powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

VI.  Periodic Review of Board Composition. The Committee shall periodically review the composition of the Board in light of the current needs of the Board and the Trusts, and determine whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience.

VII.  Trustee Compensation. At least annually, the Committee shall review and approve compensation for the Trustees.

VIII.  Periodic Review of Charter. The Committee shall review this Charter as it deems necessary or appropriate and recommend any changes to the full Board.

IX.  Amendment and Repeal of Charter. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board on the affirmative vote of a majority of all of the members of the Board, including a majority of the Disinterested Trustees.

Approved:  September 14, 2012

Amended:  March 25, 2013

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED ON REVERSE SIDE

PROXY	PROXY

KKR SERIES TRUST

with respect to its series KKR Alternative High Yield Fund

JOINT SPECIAL MEETING OF SHAREHOLDERS OF SHAREHOLDERS TO BE HELD SEPTEMBER 10, 2013

The undersigned appoints as proxies Nicole J. Macarchuk, Koji E. Felton and Michael R. McFerran and each of them (with power of substitution), to vote all the undersigned’s shares in the Fund (the “Fund”) at the Joint Special Meeting of Shareholders to be held on September 10, 2013, at 10:00 a.m. Eastern Time at the offices of Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, and any adjournments or postponements thereof (“Special Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of the Joint Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy is being solicited on behalf of the Fund’s Board of Trustees.

The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Special Meeting.

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2013

Your vote is important no matter how many shares you own.

Please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for this

Joint Special Meeting of Shareholders to Be Held on September 10, 2013

The Joint Proxy Statement is available at: www.myproxyonline.com/KKRFunds

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

EACH FUND’S BOARD OF TRUSTEES, INCLUDING THE “NON-INTERESTED” TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH FUND’S RESPECTIVE NOMINEES.

INSTRUCTIONS:

To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

1.             To elect two (2) Trustees to the Board of Trustees of each Fund to serve indefinite terms.

☐    FOR ALL NOMINEES         ☐    WITHHOLD AUTHORITY FOR ALL NOMINEES       ☐    FOR ALL EXCEPT

☐ Suzanne Donohoe

☐ Michael E. Cahill

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY
CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.